UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  November 20, 2002

TELIK, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Gateway Boulevard South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 244-9303

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On November 20, 2002, Telik, Inc. announced positive results from its completed phase 2 trials of TLK286 in ovarian, non-small cell lung and colorectal cancers. The data were presented on November 20, 2002 at the EORTC/NCI/AACR Symposium on Molecular Targets and Cancer Therapeutics in Frankfurt, Germany.

Copies of the press releases announcing the presentations and summarizing the results of these trials are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Number	Description
99.1	Press Release entitled “Telik Presents Positive Data from Completed Phase 2 Trial of TLK286 in Platinum Refractory or Resistant Ovarian Cancer,” dated November 20, 2002.

99.2	Press Release entitled “Telik Presents Positive Data from Completed Phase 2 Trial of TLK286 in Platinum Refractory or Resistant Non-Small Cell Lung Cancer,” dated November 20, 2002.

99.3	Press Release entitled “Telik Announces Positive Results from Phase 2 Clinical Trial of TLK286 in Refractory Colorectal Cancer,” dated November 20, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

/s/ Cynthia M. Butitta
Date: November 20, 2002	Cynthia M. Butitta, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press Release entitled “Telik Presents Positive Data from Completed Phase 2 Trial of TLK286 in Platinum Refractory or Resistant Ovarian Cancer,” dated November 20, 2002.

99.2	Press Release entitled “Telik Presents Positive Data from Completed Phase 2 Trial of TLK286 in Platinum Refractory or Resistant Non-Small Cell Lung Cancer,” dated November 20, 2002.

99.3	Press Release entitled “Telik Announces Positive Results from Phase 2 Clinical Trial of TLK286 in Refractory Colorectal Cancer,” dated November 20, 2002.